Discontinued Operations/Assets Held For Sale	3 Months Ended
Mar. 31, 2013
Discontinued Operations/Assets Held For Sale

4. DISCONTINUED OPERATIONS/ASSETS HELD FOR SALE

During December 2011, our board of directors approved a formal plan to sell our DJ Basin assets located in the states of Wyoming and Colorado. During 2012, we sold various parcels of acreage throughout our DJ Basin holdings at varying prices, much of which was lower than the existing carrying value of similar remaining acreage at the time of sale. Market conditions in the region for similar assets have experienced a deterioration of price over the course of the last 12-15 months to which we have responded by modifying our marketing efforts. During the first quarter of 2013, we entered an agreement to sell our remaining DJ Basin assets for approximately $3.1 million, subject to customary due diligence and title research. We expect this transaction to close in the second quarter of 2013. As of March 31, 2013, these assets were recorded on our Consolidated Balance Sheet at a carrying value of $2.1 million. Upon the completion of a sale, we will have no continuing activities in the DJ Basin or continuing cash flows from this region.

These assets have been classified as Assets Held for Sale on our Consolidated Balance Sheets as of March 31, 2013 and December 31, 2012, and the results of operations are reflected in Discontinued Operations in our Consolidated Statements of Operations. We have included $2.1 million and $2.3 million of net assets located in the DJ Basin as Assets Held for Sale on our Consolidated Balance Sheets as of March 31, 2013 and December 31, 2012, respectively. We have included approximately $0.1 million of liabilities as Liabilities Related to Assets Held for Sale on our Consolidated Balance Sheets as of March 31, 2013 and December 31, 2012. These liabilities primarily relate to Accounts Payable and Accrued Expenses.

Summarized financial information for Discontinued Operations is set forth in the table below, and does not reflect the costs of certain services provided. Such costs, which were not allocated to Discontinued Operations, were for services, including legal counsel, insurance, external audit fees, payroll processing, certain human resource services and information technology systems support.

	March 31,
($ in Thousands)	2013	2012
Revenues:
Oil, Natural Gas and NGL Sales	$9	$29

Total Operating Revenue	9	29
Costs and Expenses:
Production and Lease Operating Expense	46	86
General and Administrative Expense	11	287
Exploration Expense	53	332
Impairment Expense	0	8,270
Other Operating (Income) Expense	(3)	3
Loss on Sale of Asset	4	144

Total Costs and Expenses	111	9,122
Loss from Discontinued Operations Before Income Taxes	(102)	(9,093)
Income Tax Benefit	41	3,738

Loss from Discontinued Operations, net of taxes	$(61)	$(5,355)

Production:
Crude Oil (Bbls)	147	344

Total (Mcfe)	882	2,064